UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number

8750 West Bryn Mawr Avenue, Suite 1000, Chicago, Illinois
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02	Results of Operations and Financial Condition.

Fiscal 2019 Third-Quarter Results of Operations

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits: 99.1 Earnings Release of Methode Electronics, Inc. dated March 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 7, 2019	METHODE ELECTRONICS, INC. By: /s/ Ronald L.G. Tsoumas Ronald L.G. Tsoumas Chief Financial Officer

Exhibit Index

Exhibit No.        Description
99.1            Earnings Release of Methode Electronics, Inc. dated March 07, 2019